SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2005

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-64687	13-3634726
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2122 York Road
	Oak Brook, Illinois	60523
	(Address of principal executive offices)	(Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On November 14, 2005, Great Lakes Dredge & Dock Corporation (the “Company”) entered into an amendment of its Credit Agreement with its senior secured lenders.  In anticipation of the proposed restructuring of the Company’s demolition subsidiary, North American Site Developers, Inc. (“NASDI”), pursuant to which NASDI will be converted into a Delaware limited liability company, the amendment to the Credit Agreement permitted the issuance of a thirty-five percent non-voting profits interest in NASDI to Christopher Berardi, the president of NASDI, and the payment to Mr. Berardi of thirty-five percent of any cash proceeds upon a sale of all or any material portion of NASDI.  The amendment also excluded any profit sharing payments distributed to Mr. Berardi from the calculation of EBITDA.

Also on November 14, 2005, the Company entered into an amendment of its Underwriting and Continuing Indemnity Agreement with its bonding companies to permit the issuance of the thirty-five percent non-voting profits interest to Mr. Berardi in NASDI.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibits are filed herewith:

10.1                           Amendment No. 3 to Credit Agreement, dated as of November 14, 2005, by and among Great Lakes Dredge & Dock Corporation, GLDD Acquisitions Corp., the other loan parties from time to time party thereto, the financial institutions from time to time party thereto, and Bank of America, N.A., as issuer of the Letters of Credit and as representative of the Lenders.

10.2                           Second Amendment to Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of November 14, 2005, by and among the Great Lakes Dredge & Dock Corporation, the subsidiaries of Great Lakes Dredge & Dock Company, Travelers Casualty and Surety Company, United Pacific Insurance Company, Reliance National Insurance Company, Reliance Surety Company and Travelers Casualty and Surety Company of America.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE AND DOCK CORPORATION

Date: November 17, 2005	/s/ Deborah A. Wensel
Deborah A. Wensel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1

Amendment No. 3 to Credit Agreement, dated as of November 14, 2005, by and among Great Lakes Dredge & Dock Corporation, GLDD Acquisitions Corp., the other loan parties from time to time party thereto, the financial institutions from time to time party thereto, and Bank of America, N.A., as issuer of the Letters of Credit and as representative of the Lenders.

10.2

Second Amendment to Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of November 14, 2005, by and among Great Lakes Dredge & Dock Corporation, the subsidiaries of Great Lakes Dredge & Dock Company, Travelers Casualty and Surety Company, United Pacific Insurance Company, Reliance National Insurance Company, Reliance Surety Company and Travelers Casualty and Surety Company of America.